                                                                  CONFORMED COPY

                           LOAN AND SECURITY AGREEMENT

                          dated as of February 28, 1997

                                     between

                              IMC MORTGAGE COMPANY,
                           IMC CORPORATION OF AMERICA,
                         INDUSTRY MORTGAGE COMPANY, LP,
                              IMC INVESTMENT CORP.,
                               and COREWEST BANC,
                       jointly and severally, as Borrowers

                                       and

                            PAINE WEBBER REAL ESTATE
                           SECURITIES INC., as Lender

                                                 TABLE OF CONTENTS

                                                                                                               Page

                                                     ARTICLE I
                                                    DEFINITIONS

                  1.1      Certain Defined Terms................................................................  1
                  1.2      Accounting Terms.....................................................................  8
                  1.3      Other Definitional Provisions........................................................  8

                                                    ARTICLE II
                                     REPRESENTATIONS, WARRANTIES AND COVENANTS

                  2.1      Representations and Warranties Relating to Borrower..................................  9
                           A.       Formation, Powers and Good Standing.........................................  9
                           B.       Authorization of Borrowing, etc.............................................  9
                           C.       Financial Condition......................................................... 10
                           D.       Changes, etc................................................................ 10
                           E.       Title to Properties; Liens.................................................. 10
                           F.       Litigation; Adverse Facts................................................... 11
                           G.       Payment of Taxes............................................................ 11
                           H.       Other Agreements; Performance............................................... 11
                           I.       Governmental Regulation..................................................... 12
                           J.       Borrower's Securities Activities............................................ 12
                           K.       Employee Benefit Plans...................................................... 12
                           L.       Disclosure.................................................................. 12
                           M.       Compliance with State Law................................................... 12
                  2.2      Representations and Warranties Relating to Pledged Loans............................. 13
                  2.3      Representations and Warranties Relating to Pledged MBS............................... 20

                                                    ARTICLE III
                                          BORROWING AND REPAYMENTS; NOTE

                  3.1      Certifications; Advances............................................................. 21
                           A.       Certifications.............................................................. 21
                           B.       Advances.................................................................... 21
                           C.       Netting of Payments......................................................... 22
                           D.       Advances Optional........................................................... 22
                  3.2      Market Value; Margin Maintenance..................................................... 22
                           A.       Market Value................................................................ 22
                           B.       Margin Maintenance.......................................................... 23
                  3.3      Note; Interest....................................................................... 23
                           A.       Note........................................................................ 23
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

                           B.       Rate of Interest............................................................ 23
                           C.       Interest Payments........................................................... 23
                           D.       Post-Maturity Interest...................................................... 24
                           E.       Computation of Interest..................................................... 24
                           F.       Breakage Fee................................................................ 24
                  3.4      Repayments and Payments.............................................................. 24
                           A.       Repayment................................................................... 24
                           B.       Manner and Time of Payment.................................................. 24
                           C.       Payments on Non-Business Days............................................... 24

                                                    ARTICLE IV
                                            CONDITIONS TO THE ADVANCES

                  4.1      Conditions to the Effective Date..................................................... 25
                  4.2      Conditions to All Advances........................................................... 26

                                                     ARTICLE V
                                                     SECURITY

                  5.1      Grant of Security Interest........................................................... 28
                  5.2      Release and Substitution of Collateral............................................... 29
                  5.3      Receipt of Pledged Loan Income and Pledged MBS Income................................ 29
                  5.4      Lender as Attorney-in-Fact........................................................... 30
                  5.5      Security for Obligations............................................................. 30
                  5.6      Joint and Several Liability of Borrowers............................................. 30

                                                    ARTICLE VI
                                               COVENANTS OF BORROWER

                  6.1      Financial Statements and Other Reports............................................... 32
                  6.2      Existence; Franchises................................................................ 33
                  6.3      Payment of Taxes and Claims.......................................................... 33
                  6.4      Inspection........................................................................... 34
                  6.5      Compliance with Laws, etc............................................................ 34
                  6.6      Restriction on Fundamental Changes................................................... 34
                  6.7      Financial Covenants.................................................................. 34
                           A.       Net Worth................................................................... 34
                           B.       Indebtedness Ratio.......................................................... 34
                  6.8      Notice of Change in Articles, Bylaws or Seller's Guide............................... 35
                  6.9      Further Assurances................................................................... 35
                  6.10     Reports Regarding Collateral......................................................... 35
                  6.11     Borrower's Securities Activities..................................................... 35
                  6.12     Corporate Separation and Indebtedness................................................ 35
                  6.13     Other Agreements..................................................................... 36
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

                  6.14     Independence of Covenants............................................................ 36

                                                    ARTICLE VII
                                                 EVENTS OF DEFAULT

                  7.1      Events of Default.................................................................... 37
                           A.       Failure to Make Payments When Due........................................... 37
                           B.       Default in Other Agreements................................................. 37
                           C.       Breach of Covenants......................................................... 37
                           D.       Breach of Warranty.......................................................... 37
                           E.       Involuntary Bankruptcy: Appointment of Receiver, etc........................ 37
                           F.       Voluntary Bankruptcy; Appointment of Receiver; Material Adverse
                                    Change...................................................................... 38
                           G.       Judgments and Attachments................................................... 38
                           H.       Dissolution................................................................. 38
                           I.       Other Defaults.............................................................. 38
                  7.2      Application of Proceeds.............................................................. 40

                                                   ARTICLE VIII
                                                   MISCELLANEOUS

                  8.1      Expenses............................................................................. 42
                  8.2      Indemnity by Borrower................................................................ 42
                           A.       Indemnification by Borrower................................................. 42
                           B.       Claims...................................................................... 43
                  8.3      Set-Off.............................................................................. 43
                  8.4      Amendments and Waivers............................................................... 43
                  8.5      Confidentiality; Non-Disclosure of Information....................................... 43
                  8.6      Notices.............................................................................. 43
                  8.7      Attorneys' Fees...................................................................... 43
                  8.8      Survival of Warranties and Certain Agreements........................................ 44
                           A.       Agreement................................................................... 44
                           B.       Termination................................................................. 44
                  8.9      Failure or Indulgence Not Waiver; Remedies Cumulative................................ 44
                  8.10     WAIVER OF TRIAL BY JURY.............................................................. 44
                  8.11     No Joint Venture..................................................................... 44
                  8.12     Lender's Discretion.................................................................. 44
                  8.13     Severability......................................................................... 44
                  8.14     Headings............................................................................. 44
                  8.15     Applicable Law....................................................................... 45
                  8.16     Transfers by Lender; Subsequent Holders of Note...................................... 45
                  8.17     No Assignment by Borrower............................................................ 45
                  8.18     Counterparts; Effectiveness.......................................................... 45
                  8.19     Entire Agreement..................................................................... 45
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

                  8.20     Additional Borrowers................................................................. 45


EXHIBITS

Exhibit A                  Form of Compliance Certificate
Exhibit B                  Form of Promissory Note
Exhibit C                  Form of Borrower's Incumbency Certificate
Exhibit D                  Form of Borrower's Officer's Certificates
Exhibit E-1                         Form of Request for Advance
Exhibit E-2                         Form of Advance Request Confirmation
Exhibit F                  Form of Lender's Wire Transfer Instructions
Exhibit G                  List of Borrower's Affiliates
Exhibit H                  Form of Opinion of Borrower's Counsel
Exhibit I                  Form of Borrower Addition Agreement

SCHEDULE 1                 Supplemental Schedule


                                       iv



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



                           LOAN AND SECURITY AGREEMENT

         This LOAN AND SECURITY AGREEMENT (the "Agreement") is dated as of February 28, 1997 by and among IMC Mortgage Company, a Florida corporation ("IMCC"), IMC Corporation of America, a Delaware corporation ("IMCA"), Industry Mortgage Company, LP, a Delaware limited partnership ("IMC LP"), IMC Investment Corp., an Illinois corporation ("IMCI") and CoreWest Banc, a California corporation ("CWB") and each other affiliate of IMCC that becomes a party to this Agreement  pursuant to Section 8.20 below  (jointly and  severally,  each a
"Borrower" and collectively "Borrowers"), and PAINE WEBBER REAL ESTATE SECURITIES INC., a Delaware corporation ("Lender").

                                    RECITALS

                  A. Borrower desires to finance certain Eligible Assets (as defined below). Lender may from time to time agree to provide financing to Borrower to enable Borrower to finance certain Eligible Assets.

                  B. The Eligible Assets pledged by Borrower to Lender shall be held by Custodian (as defined below) in accordance with the Custodial Agreement (as defined below).

                  NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

         1.1      Certain Defined Terms.

                  The following terms used in this Agreement shall have the following meanings:

                  "Advance" means any advance made by Lender pursuant to subsection B of Section 3.1 and which is evidenced by the Advance Schedule attached to the Note.

                  "Advance Date" means each date on which an Advance is made by Lender to Borrower, which date shall be set forth in the related Advance Request Confirmation.

                  "Advance Maturity Date" means, with respect to any Advance, the date on which Borrower shall repay the entire outstanding amount of the related Advance, which date shall be set forth in the related Advance Request Confirmation.

                  "Advance Rate" means the percentage rate to be applied to the Market Value of any Eligible Asset, at which rate Lender may make an Advance to Borrower. Unless otherwise determined by Lender in its sole discretion, the Advance Rate for any Advance shall be as set forth in Schedule 1 hereto.

                  "Advance Request Confirmation" means a confirmation from Lender relating to a Request for Advance, substantially in the form of Exhibit E-2 hereto, setting forth the terms and conditions of the related Advance.

                  "Advance Schedule" means any of the advance schedules attached to the Note.

                  "Affiliate" means a Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, Borrower; or (ii) five percent or more of the voting stock or equity interest of which is beneficially owned or held by Borrower. Attached hereto as Exhibit G is a list of all Affiliates of Borrower.

                  "Agreement" means this Loan and Security Agreement dated as of February 28, 1997, as it may from time to time be supplemented, modified or amended.

                  "Assignee" means The Chase Manhattan Bank, N.A., as agent for certain beneficiaries pursuant to certain repurchase transaction tri-party custody agreements.

                  "Borrower" means IMCC, IMCA, IMCIP, IMCI, CWB, as applicable, and each other entity which becomes a party to this Agreement pursuant to
Section 8.20 hereof.

                  "Breakage Fee" means a fee paid by Borrower to Lender on each Interest Payment Date equal to the imputed accrued interest on that portion of any Advance requested by Borrower pursuant to a Request for Advance which has been accepted by Lender pursuant to an Advance Request Confirmation but has not been fully utilized by Borrower. Such imputed accrued interest shall accrue at the related Interest Rate less the then prevailing LIBOR for the term set forth in the related Advance Request Confirmation.

                  "Business Day" means any day other than (a) a Saturday, Sunday or other day on which banks located in the City of New York, New York are authorized or obligated by law or executive order to be closed, or (b) any other day on which Lender is closed for business.

                  "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which would, in conformity with GAAP, be required to be accounted for as a capital lease on a balance sheet of that Person.

                  "Collateral" means (i) any Eligible Asset pledged by Borrower and accepted by Lender in connection with either an Advance or a Margin Deficit;
(ii) the contractual right to receive payments, including the right to payments of principal and interest and the right to enforce such payments, arising from or under any of the Eligible Assets; (iii) the contractual

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right to service each Pledged Loan; and (iv) and any and all proceeds, payments, income, profits and products thereof, and all files and records relating thereto.

                  "Collateral Value" means, with respect to any Eligible Asset pledged by Borrower to Lender, the product of the related Market Value and the related Advance Rate.

                  "Compliance Certificate" means a certificate substantially in the form of Exhibit A hereto delivered to Lender by Borrower pursuant to subsection (iv) of Section 6.1.

                  "Contingent Obligation" means, as applied to any Person, any liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise liable, including, without limitation, any such obligation for which that Person is in effect liable through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet item, level of income or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation, services or lease regardless of the non-delivery or nonfurnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported; provided, however, that Contingent obligations shall not include any liability between or among Borrowers or the obligations of one Borrower with respect to the Indebtedness or obligations of any other Borrower.

                  "Contractual Obligation" means, as applied to any Person, a provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it is or any of its properties is bound or to which it or any of its properties is subject.

                  "Custodial Agreement" means the Custody Agreement dated as of February 28, 1997, by and among Borrower, Lender and Custodian, as the same may from time to time be supplemented, modified or amended.

                  "Custodian" means First National Bank of Boston, and its permitted successors under the Custodial Agreement.

                  "Dollar" means lawful currency of the United States of America.

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                  "Effective Date" means February 28, 1997.

                  "Eligible Asset" means any Pledged MBS or Pledged Loan.

                  "Employee Benefit Plan" means any pension plan, any employee welfare benefit plan, or any other employee benefit plan which is described in
Section 3(3) of ERISA and is maintained for employees of Borrower or any ERISA Affiliate.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

                  "ERISA Affiliate" means, as applied to any Person, any trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and is under common control within the meaning of the regulations promulgated under Section 414 of the Internal Revenue Code of 1986.

                  "Event  of  Default"  means  any  of  the  events set forth in
Section 7.1.

                  "FNMA" means the Federal National Mortgage Association and any successor thereto.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination. In the event of a change in GAAP, Borrower and Lender shall negotiate in good faith to revise any covenants of this Agreement affected thereby in order to make such covenants consistent with GAAP then in effect.

                  "Incremental Interest Rate" means 200 basis points, which is the amount by which the Interest Rate shall increase if Borrower fails to cure a Margin Deficit after receipt by Borrower of notice from Lender in accordance with Section 3.2 hereof.

                  "Indebtedness" means, as applied to any Person, (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases which is capitalized on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, and (v) all indebtedness secured by any Lien existing on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person.

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




                  "Interest Determination Date" means, with respect to any Advance, initially the related Advance Date and thereafter each successive Reset Date.

                  "Interest Payment Date" means, with respect to any Advance, the applicable date(s) set forth in the related Advance Request Confirmation; provided, however, that the final Interest Payment Date shall be on the related Advance Maturity Date.

                  "Interest Period" means, with respect to any Advance, the period from (and including) an Interest Payment Date to (but excluding) the immediately succeeding Interest Payment Date; provided, however, that the first Interest Period of any Advance shall commence on (and include) the related Advance Date and continue until (but exclude) the first Interest Payment Date.

                  "Interest Rate" means, with respect to any Advance, the rate at which such Advance shall bear interest on the unpaid principal thereof. Unless otherwise determined by Lender in its sole discretion, the Interest Rate for any Advance shall be as set forth in Schedule 1 hereto.

                  "LIBOR" means, unless otherwise agreed to by the parties hereto pursuant to an Advance Request Confirmation, the London interbank offered rate for one-month U.S. Dollar deposits as it appears on page five of the Telerate screen at or about 9:00 a.m. (New York City time) on the related Interest Determination Date.

                  "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

                  "Mandatory Repayment Interest Rate" means 100 basis points, which is the amount by which the Incremental Interest Rate shall increase if such Incremental Interest Rate has been in effect for 1 Business Day in accordance with Section 3.2 hereof.

                  "Margin Call" has the meaning set forth in Section 3.2.

                  "Margin Deficit" has the meaning set forth in Section 3.2.

                  "Market Value" means the value of any Eligible Asset as determined in accordance with subsection A of Section 3.2.

                  "Material Adverse Effect" shall mean, with respect to any Borrower, any event, act or condition, or any series of events, acts or conditions, which has, or could reasonably be expected to have, a material adverse effect upon (i) the business, operations, properties, assets or condition (financial or otherwise) of Borrower or (ii) the ability of Borrower to perform, or of Lender to enforce, any of the Obligations.

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



                  "Mortgage"  means  the  mortgage,   deed  of  trust  or  other
instrument creating a first [or second] lien on an estate in fee simple in real property securing a Pledged Note.

                  "Mortgage File" has the meaning set forth in the Custodial Agreement.

                  "Mortgage   Loan"   means  any   first-lien   or   second-lien
residential mortgage loan originated and serviced by Borrower in accordance with the Seller's Guide.

                  "Mortgaged Property" means, with respect to any Pledged Loan, the property subject to the lien of the Mortgage securing a Pledged Note.

                  "Mortgagor" means the obligor on a Pledged Note.

                  "Net Worth" means, as of any date of determination, the sum of the capital stock and additional paid-in capital of IMCC plus retained earnings (or minus accumulated deficits), as determined in accordance with GAAP.

                  "Note" means the promissory note executed by each Borrower in favor of Lender pursuant to Section 3.3 and substantially in the form of Exhibit B.

                  "Obligations"   means  all  obligations  of  every  nature  of
Borrower from time to time owed to Lender under this Agreement.

                  "Officer's Certificate" means a certificate executed on behalf of Borrower by the Chairman of the Board (if an officer) or President of Borrower or one of its Vice Presidents or by its Chief Financial Officer or its Treasurer or Controller.

                  "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "Pledged Loan" means any Mortgage Loan or Wet Mortgage Loan that is pledged by Borrower and accepted by Lender in connection with an Advance.

                  "Pledged Loan Schedule" means, with respect to any Advance that will be secured by Collateral that consists of Pledged Loans, a detailed listing to be provided by Borrower to Lender and attached to the related Request for Advance, which schedule shall be in a form acceptable to Lender and shall set forth the following: a schedule of Pledged Loans identifying each Pledged Loan by Borrower's loan number, Mortgagor's name and state (and zip code, with respect to any electronic transmissions) of the Mortgaged Property, whether such Pledged Loan is secured by a first or second lien on the related Mortgaged Property, the combined loan-to-value ratio, the appraised value of the Mortgaged Property (if available), the outstanding

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



principal amount as of a specified date, the initial interest rate borne by such Pledged Loan, the original principal balance thereof, the current scheduled monthly payment of principal and interest, the origination date of the related Pledged Loan (available on electronic transmission only), the maturity of the related Pledged Note, the property type, the program type of the related Pledged Loan, the original term to maturity and such other information that Borrower and Lender may mutually agree upon.

                  "Pledged MBS" means any residual, subordinated or interest strip class of asset- backed security (i) issued in connection with a securitization in which Lender or its designee acted as lead or co-lead underwriter or placement agent and (ii) pledged by Borrower and accepted by Lender in connection with an Advance.

                  "Pledged MBS File" has the meaning set forth in Section 5.1.E.

                  "Pledged MBS Schedule" means, with respect to any Advance that will be secured by Collateral that consists of any Pledged MBS, a detailed listing to be provided by Borrower to Lender and attached to the related Request for Advance, which schedule shall be in a form acceptable to Lender and shall set forth a description of the Pledged MBS that will secure the related Advance, including without limitation, if applicable, the CUSIP number, the coupon rate, the maturity date and the original face amount and the current face amount.

                  "Pledged   Note"   means  the  note  or  other   evidence   of
indebtedness of a Mortgagor and secured by a Mortgage.

                  "Potential Event of Default" means a condition or event which, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

                  "Request for Advance" means a request by Borrower for an Advance, substantially in the form of Exhibit E-1 hereto, setting forth the requested terms of a proposed Advance.

                  "Request for Release" shall have the meaning set forth in the Custodial Agreement.

                  "Required Documents" means, with respect to any Advance secured by Pledged Loans, those documents that Borrower shall deliver to Custodian as part of the related Mortgage File in accordance with the Custodial Agreement.

                  "Reset Date" means each date on which the Interest Rate is to be recalculated by Lender as set forth in the related Advance Request Confirmation.

                  "Seller's Guide" means the "IMC Mortgage Company Client Operations Manual", together with the underwriting guidelines of Borrower, a true and correct copy of which was previously provided to Lender by Borrower.

                  "Subsidiary" means any corporation, association, partnership, trust or other business entity in which more than 50% of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof, or more than 50% of the total equity interests (including partnership interests) therein, is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "Trust Receipt" means a trust receipt and certification issued by the Custodian to Lender in accordance with the Custodial Agreement, indicating that with respect to any Eligible Asset listed on the schedule attached thereto, the Custodian (i) has performed the applicable certification procedures set forth in the Custodial Agreement and (ii) is holding such Eligible Asset as bailee and custodian of Lender.

                  "Wet Loan List" shall have the meaning set forth in the Custodial Agreement.

                  "Wet Mortgage Loan" means any residential mortgage loan originated by Borrower in accordance with the Seller's Guide, with respect to which all of the related Required Documents have not been deposited with the Custodian on or prior to the related Advance Date.

                  1.2      Accounting Terms.

                  For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

                  1.3      Other Definitional Provisions.

                  References to "Sections", "subsections" and "Articles" shall be to Sections, subsections, and Articles respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.

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                                   ARTICLE II
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

                  2.1 Representations and Warranties Relating to Borrower. Borrower represents, warrants to and covenants with Lender at the date of execution of this Agreement and at the time any Advance is made to Borrower from Lender that:

                  A.       Formation, Powers and Good Standing.

                           (i) Formation and Powers. Borrower is a corporation, limited partnership or limited liability company duly organized, validly existing and in good standing under the laws of the state of its formation. Borrower has all requisite corporate, partnership or limited liability company power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement, to issue the Note and to carry out the transactions contemplated hereby and thereby.

                           (ii) Good Standing. Borrower is in good standing wherever necessary to carry on its business and operations, except in jurisdictions in which the failure to be in good standing has and will have no material adverse effect on the financial condition or results of operation of Borrower.

                           (iii) Principal Place of Business. Each Borrower's principal place of business is located at 3450 Bushwood Park Drive, Tampa, Florida 33618.

                  B.       Authorization of Borrowing, etc.

                           (i) Authorization of Borrowing. The execution, delivery and performance of this Agreement, and the issuance, delivery and payment of the Note, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action by Borrower.

                           (ii) No Conflict. The execution, delivery and performance by Borrower of this Agreement and the issuance, delivery and payment of the Note, and the consummation of the transactions contemplated hereby and thereby, do not and will not (a) violate any provision of law applicable to Borrower, articles or certificate of incorporation or bylaws or similar documents governing the formation and internal governance of Borrower, or any order, judgment or decree of any court or other agency of government binding on Borrower, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower, (c) result in or require the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of its properties or assets except the Lien in favor of Lender pursuant to
         Section 5.1, or (d) require any approval of

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         shareholders  or any  approval  or  consent  of any  Person  under  any
         Contractual Obligation of Borrower other than approvals or consents which have been obtained and disclosed in writing to Lender.

                           (iii) Governmental Consents. The execution, delivery and performance by Borrower of this Agreement and the issuance, delivery and payment of the Note, and the consummation of the transactions contemplated hereby and thereby, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person by Borrower except those that have been obtained and disclosed in writing to Lender.

                           (iv) Binding Obligation. This Agreement is, and the Note when executed and delivered hereunder will be, the legally valid and binding obligations of Borrower, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

                  C. Financial Condition. IMCC has heretofore delivered to Lender a consolidated balance sheet of IMCC as of September 30, 1996, and the related statements of income, shareholders' equity and statement of cash flows for the fiscal year then ended. All such consolidated statements were prepared in accordance with GAAP and fairly present the financial position of IMCC, as at the date thereof, and the results of operations and statement of cash flows of IMCC, for the year then ended. As of the Effective Date, Borrower will not have any material Contingent Obligation or liability for taxes, long-term lease or unusual forward or long-term commitment, which in accordance with GAAP is not reflected in the foregoing statements, or in the notes thereto.

                  D. Changes, etc. Since the date of the most recent balance sheet of Borrower that has been delivered to Lender and the related statements of income, shareholders' equity and statement of cash flow for the period then ended, there has not been, and no event has occurred that would or could reasonably be expected to result in, a Material Adverse Change, other than changes expressly contemplated by or disclosed in this Agreement or otherwise disclosed by Borrower to Lender prior to the date hereof.

                  E. Title to Properties; Liens. Borrower has good, sufficient, marketable and legal title to all Collateral pledged pursuant to this Agreement by Borrower. The pledge and assignment of the Collateral pursuant to this Agreement create a valid security interest in the Collateral and the Lien on the Collateral created by this Agreement will be a first priority Lien thereon, superior to all other Liens. Except for the making of an Advance, the due filing of any financing statement and any applicable continuation statement with respect to the Collateral (and except for (i) delivery to Lender or its designee of any Collateral as to which possession is the only method of perfecting a

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         security interest in such Collateral or (ii) transfer of any book-entry security in accordance with Section 313 of Article 8 of the UCC), no further action need be taken in order to create and perfect the security interest of Lender in all the Collateral.

                  F. Litigation; Adverse Facts. There is no action, suit, proceeding or arbitration (whether or not purportedly on behalf of Borrower) at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or any of its properties, or any proposed tax assessment and there is no basis known to Borrower for any action, suit or proceeding which would, in either case if adversely determined, cause a Material Adverse Change. Borrower is not (i) in violation of any applicable law which violation causes or could reasonably be expected to cause a Material Adverse Change, or (ii) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would or could reasonably be expected to cause a Material Adverse Change. There is no action, suit, proceeding or investigation pending or, to the knowledge of Borrower, threatened against or affecting Borrower which questions the validity or the enforceability of this Agreement or the Note.

                  G. Payment of Taxes. Borrower has filed all tax returns that are required to be filed by Borrower (subject to any permissible extension obtained pursuant to an extension request), and all taxes, assessments, fees and other governmental charges upon Borrower as set forth in such returns and upon its properties and assets which are due and payable have been paid when due and payable, except to the extent permitted by Section 6.3.

                  H.       Other Agreements; Performance.

                           (i) Agreements. Borrower is not, and on any Advance Date will not be, a party to or subject to any Contractual Obligation or charter or other internal restriction that has or could reasonably be expected to have a Material Adverse Effect.

                           (ii) Performance. Borrower is not, and on any Advance Date will not be, in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation of Borrower, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect. To the best knowledge of Borrower, the other parties to each Contractual Obligation of Borrower are not in default thereunder, except where the consequences, direct or indirect, of such default or defaults, if any, would not or could not reasonably be expected to have a Material Adverse Effect.

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                  I.       Governmental Regulation.  Borrower is not, and at the
         Effective Date will not be, an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or subject to any Federal
         or  state  statute   or   regulation  limiting  its  ability  to  incur
         Indebtedness for money borrowed.

                  J. Borrower's Securities Activities. Borrower is not, and at the Effective Date will not be, engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. Neither Borrower nor any agent acting on its behalf has taken any action which might cause this Agreement or the Note to violate Regulation X or any other regulation of the Board of Governors of the Federal Reserve System as in effect now or as may hereafter be in effect on the date of any Advance.

                  K. Employee Benefit Plans. Borrower is in compliance in all material respects with all applicable provisions of ERISA and the Internal Revenue Code of 1986 and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans. Neither Borrower nor any of Borrower's ERISA Affiliates has engaged in any transaction prohibited by Section 408 of ERISA or Section 4975 of the Code.

                  L. Disclosure. No representation or warranty of Borrower contained in this Agreement (other than any representation or warranty contained in Section 2.2 or 2.3 hereof) or any other document, certificate or written statement furnished to Lender by or on behalf of Borrower for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to Borrower in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading. As of the date of delivery by Borrower to Lender of any report, statement or other certificate pursuant to this Agreement, Borrower shall be deemed to certify that any such report, statement or other certificate is accurate and complete in all material respects. There is no fact known to Borrower (other than matters of a general economic nature) which would have a Material Adverse Effect and which has not been disclosed herein or in such other documents, certificates and statements furnished to Lender for use in connection with the transactions contemplated hereby.

                  M. Compliance with State Law. Borrower is in compliance with the laws, regulations and rules of each State of the United States of America, and with any other jurisdiction which may be applicable to Borrower, to the extent necessary to ensure the enforceability of Lender's security interest in the Collateral. Borrower has obtained all permits and licenses necessary to carry on its business and operations except in jurisdictions in which the failure to obtain a permit or license has and will have no Material Adverse Effect.

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                  Section 2.2 Representations and Warranties Relating to Pledged
Loans. With respect to any Advance secured by Eligible Assets that consist of Pledged Loans, Borrower represents and warrants to Lender that, as to each Pledged Loan and the related Mortgage and Pledged Note:

                          A. The information set forth in the related Pledged Loan Schedule and all other information or data furnished by, or on behalf of, Borrower to Lender (i) is complete, true and correct in all material respects, and Borrower acknowledges that Lender has not verified the accuracy of such information or data and (ii) is identical in all material respects to any related statement transmitted to Custodian for the purpose of Custodian issuing the related Trust Receipt.

                          B. As of the date of delivery by Borrower to Lender of any report, statement or other certificate pursuant to this Agreement, Borrower shall be deemed to certify that any such report, statement or other certificate (including without limitation any collateral tapes or reports delivered pursuant to Section 6.10) is complete, true and correct in all material respect.

                          C. Borrower is the sole owner of record and holder of the Pledged Loan. The Pledged Loan is not assigned or pledged, and Borrower has good and marketable title thereto, and has full right and authority to pledge or assign the Pledged Loan to Lender free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, except for any warehouse lien to be released concurrently with any Advance made by Lender to Borrower hereunder.

                          D. With respect to any Pledged Loan, all payments required to be made up to the Advance Date for the Pledged Loan under the terms of the Mortgage Note have been made and credited within a reasonable period of time. No payment required under any such Pledged Loan is more than 89 days delinquent nor has any payment under the Pledged Loan been delinquent at any time since the origination of the Pledged Loan.

                          E. There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except as expressly permitted by the Seller's Guide, neither Borrower nor its respective designated servicer has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Pledged Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Pledged Loan proceeds, whichever is greater, to the day which precedes by one month the Advance Date.

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                          F. The  terms of the  Mortgage  Note and the  Mortgage
         have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interests of Lender and which has been delivered to Lender. The substance of any such waiver, alteration or modification has been approved by the issuer of any related primary mortgage insurance policy and the title insurer, to the extent required by the policy, and its terms are reflected on the Pledged Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related primary mortgage insurance policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Required Documents delivered to Lender or Custodian and the terms of which are reflected in the Pledged Loan Schedule.

                          G. The Pledged Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                          H. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of prudent lenders conducting business in the area in which the Mortgaged property is located. If, upon origination of the Pledged Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of prudent lenders conducting business in the area in which the Mortgaged Property is located. All individual insurance policies contain a standard mortgagee clause naming Borrower or its designated servicer and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of Lender upon the consummation of the transactions contemplated by this Agreement. Borrower has not engaged in, and has no knowledge of the Mortgagor's or any other party's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either.

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                          I. Any and all  requirements of any federal,  state or
         local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Pledged Loan have been complied with.

                          J. The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

                          K. The  Mortgaged  Property  is  located  in the state
         identified in the Pledged Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development, provided, however, that any condominium unit or planned unit development shall conform with the requirements set forth in the Seller's Guide regarding such dwellings and that no residence or dwelling is a mobile home or a manufactured dwelling unless it has been permanently affixed in accordance with the laws of the applicable jurisdiction. At no time shall more than two percent (2%) of the aggregate outstanding amount of Advances be secured by Pledged Loans with respect to which the related Mortgaged Property is used for mixed use purposes (i.e. commercial/residential purposes).

                          L. The Mortgage is a valid, subsisting and enforceable first lien [or second lien] on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of such Mortgage is subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Pledged Loan and (I) referred to or to otherwise considered in the appraisal made for the originator of the Pledged Loan or (II) which do not adversely affect the appraised value of the Mortgaged Property set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

                          M. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Pledged Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and Borrower has full right to assign or pledge the same to

                                       15



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



         Lender. Except as expressly permitted by the Seller's Guide, the related Mortgaged Property was not, as of the date of origination of the Pledged Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the Mortgage.

                          N. The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Pledged Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

                          O. The proceeds of the Pledged Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been duly complied with. All costs, fees and expenses incurred in making or closing the Pledged Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

                          P. All parties that have had any interest in the Pledged Loan, whether as mortgagee, assignee, pledgee or otherwise, are or, during the period in which they held and disposed of such interest, were (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (a) organized under the laws of such state, or
         (b) qualified to do business in such state, or (c) federal savings and loan associations or national banks having principal offices in such state, or (d) not doing business in such state.

                          Q. The Pledged Loan has a loan-to-value ratio that is in compliance with the requirements set forth in the Seller's Guide. All provisions of any primary mortgage insurance policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Pledged Loan subject to a primary mortgage insurance policy obligates the Mortgagor thereunder to maintain the primary mortgage insurance policy and to pay all premiums and charges in connection therewith.

                          R. The Pledged Loan is covered by either (1) an attorney's opinion of title and abstract of title, the form and substance of which are acceptable to mortgage lending institutions making mortgage loans in the area where the Mortgaged Property is located or (2) an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring Borrower or its designated Servicer, its successors and assigns, as to the first priority lien of the Mortgage in the original

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         principal  amount of the Pledged Loan,  subject only to the  exceptions contained in clauses (1), (2) and (3) of paragraph  (K) of this Section
         2.2. Borrower or its designated Servicer is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including Borrower, has done, by act or omission, anything that would impair the coverage of such lender's title insurance policy.

                          S. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration. Neither Borrower nor its respective predecessors have waived any material default, breach, violation or event of acceleration.

                          T. There are no mechanics' or similar liens or claims which have been filed for work, labor or material, and no rights are outstanding that under the law could give rise to such liens, affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

                          U. All improvements which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation.

                          V. The Pledged Loan was originated by Borrower in strict compliance with the requirements set forth in the Seller's Guide. The Mortgage Note is payable in accordance with the requirements set forth in the Seller's Guide, with an outstanding principal balance of no more than $1 million (unless Lender has given Borrower its prior written consent to any Pledged Loan in excess of such amount).

                          W. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. Except where available under applicable law, there is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

                                       17



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



                          X. The Pledged Loan was underwritten in accordance with the requirements set forth in Seller's Guide. Any such Pledged Loan is in conformity with the underwriting standards set forth in the Seller's Guide, and Borrower has provided Lender with a true and correct copy of Seller's Guide. There has been no change or amendment to Seller's Guide since the date of the most recent copy of Seller's Guide that was delivered to Lender.

                          Y. The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

                          Z. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (K) above.

                         AA. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Lender to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                         BB. Borrower has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Pledged Loan as an unacceptable investment, cause the Pledged Loan to become delinquent or adversely affect the value or marketability of the Pledged Loan.

                         CC. The Required Documents and any other documents required to be delivered under this Agreement have been delivered to Custodian; provided, however, with respect to any Wet Mortgage Loan, the related Required Documents shall be delivered in accordance with the Custodial Agreement.

                         DD. If the Mortgaged Property is a condominium unit or a unit in a planned unit development, other than a de minimis planned unit development, such condominium or planned unit development project satisfies the requirements set forth in the Seller's Guide and the representations and warranties with respect to such condominium or planned unit development have been made and remain true and correct in all respects.

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



                         EE. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located and constitutes the legal, valid and binding assignment of such Mortgage from Borrower.

                         FF. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Pledged Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

                         GG. If the Pledged Loan contains provisions pursuant to which monthly payments of principal and interest are paid or partially paid with funds deposited in any separate account established by Borrower, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor, such provisions satisfy the requirements of the Seller's Guide.

                         HH. Any future advances made prior to the Advance Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien or second lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Pledged Loan.

                         II. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Pledged Loan or the use for which the premises were intended.

                         JJ. The origination and collection practices used with respect to the Pledged Loan have been in accordance with Seller's Guide and generally accepted servicing practices in the industry, and have been in all respects legal and proper. With respect to escrow deposits and escrow payments, all such payments are in the possession of Borrower or its designated servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or escrow payments or other charges or payments due the related Borrower have been capitalized under the Mortgage or the Mortgage Note.

                         KK. Unless expressly waived by Lender in its sole discretion, the aggregate principal Dollar amount of outstanding Advances secured by Wet Mortgage Loans does not at any one time exceed the lesser of (i) $25 million and (ii) ten percent (10%) of the total principal Dollar amount of the prior three-month average of outstanding Advances under this Loan Agreement; provided, however, that Borrower

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



         shall  have 60 days from the date of the  initial  non-compliance  with
         this  Section  2.2  KK(ii)  to  satisfy  such   percentage   limitation
         requirement.

                  Section 2.3 Representations and Warranties Relating to Pledged MBS. In the case of any Advance secured by Collateral that consists of Pledged MBS, Borrower represents and warrants to Lender that, as to each Pledged MBS:

                          A. The information set forth in the related Pledged MBS Schedule and all other information or data furnished by, or on behalf of, Borrower to Lender (i) is complete, true and correct in all material respects, and Borrower acknowledges that Lender has not verified the accuracy of such information or data; and (ii) is identical in all material respects to any related statement transmitted to Custodian for the purpose of Custodian issuing the related Trust Receipt.

                          B. Borrower is the sole owner of record and holder of the Pledged MBS. The Pledged MBS is not assigned or pledged, and Borrower has good and marketable title thereto, and has full right and authority to pledge or assign the Pledged MBS to Lender pursuant to this Agreement free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and subject to no interest or participation of, or agreement with, any other party, except with respect to any restrictions or limitations relating to the pledge or assignment of the Pledged MBS set forth in the documents providing for the issuance of the Pledged MBS.

                           C. The documents contained in the Pledged MBS File and any other documents required to be delivered under this Agreement have been delivered to Lender or its designee.

                          D.  Unless  expressly  waived  by  Lender  in its sole
         discretion, the aggregate principal Dollar amount of outstanding Advances secured by Pledged MBS does not at any one time exceed the lesser of (i) $50 million and (ii) twenty percent (20%) of the total principal Dollar amount of the prior three-month average of outstanding Advances under this Loan Agreement; provided, however, that Borrower shall have 60 days from the date of the initial non-compliance with this Section 2.3 D(ii) to satisfy such percentage limitation requirement.

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



                                   ARTICLE III
                         BORROWING AND REPAYMENTS; NOTE

                  Section 3.1  Certifications; Advances.

                  A. Certifications. On each Advance Date, Borrower shall be deemed to certify that (i) the representations and warranties of Borrower contained herein are accurate and complete in all material respects to the same extent as though made on and as of the date of such Advance; (ii) no Event of Default or Potential Event of Default has occurred and is continuing hereunder or will result from the proposed borrowing; (iii) Borrower has delivered or will cause to be delivered to Lender all documents required to be delivered to Lender pursuant to this Agreement; and (iv) Borrower has performed in all material respects all agreements and satisfied all conditions hereunder provided to be performed or satisfied by it on or before the date of such Advance.

                  B.       Advances.

                           (i) With respect to any Advance to be secured by Pledged MBS, not later than 5:00 P.M. New York City time on the date that is five Business Days prior to the related Advance Date, Borrower may request that Lender, by notice in the form of a Request for Advance, make an Advance to or for the account of Borrower.

                           (ii) With respect to any Advance to be secured by Mortgage Loans, not later than 5:00 P.M. New York City time on the date that is one Business Day prior to the related Advance Date, Borrower may request that Lender, by notice in the form of a Request for Advance, make an Advance to or for the account of Borrower. In connection with any such Requests for Advance, Lender shall have received the related Trust Receipt not later than 2:00 P.M. New York City time on the related Advance Date.

                           (iii) With respect to any Advance to be secured by Wet Mortgage Loans, not later than 5:00 P.M. New York City time on the date that is one Business Day prior to the related Advance Date, Borrower may request that Lender (by notice in the form of a Request for Advance which specifies the anticipated amount of Wet Mortgage Loans to be pledged by Borrower) make an Advance to or for the account of Borrower. In connection with any Advance Request Confirmation relating to Wet Mortgage Loans, not later than 10:00 A.M. New York City time on the related Advance Date, Lender shall have received (A) from Borrower, a final Request for Advance, and (B) from Custodian, the related Wet Loan List.

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



                           (iv)  Lender  may,   in  its  sole   discretion,   by
                           confirmation in the form of an Advance Request Confirmation, agree to make Advances to or for the account of Borrower in amounts not to exceed in the aggregate the aggregate Collateral Value of the related Eligible Assets. If all conditions set forth in Section 4.1 and 4.2 of this Agreement have been satisfied, Lender may make an Advance to Borrower by causing an amount of immediately available funds equal to the amount of the proposed Advance to be paid in accordance with Borrower's wire instructions. Lender will send, via facsimile transmission, a copy of the Advance Request Confirmation updated to reflect any such Advance, the applicable Interest Rate, the Advance Date, the Interest Payment Date(s), the Interest Determination Date(s) and the Advance Maturity Date.

                           (v) Notwithstanding any provision hereof to the contrary, Borrower may provide Lender with additional Requests for Advances on any Business Day.

                  C. Netting of Payments. To the extent that an Advance is made by Lender to Borrower on an Interest Payment Date or an Advance Maturity Date, Lender shall calculate the net amount payable and shall send Borrower a confirmation detailing Lender's calculation and setting forth the net amount to be received or paid by Borrower, including, without limitation, amounts payable under the Note. Without limiting any rights or remedies of Lender hereunder, any interest due and payable shall be excluded from any netting calculation by Lender pursuant to this Section 3.1.C; provided, however; that Borrower shall remit any such interest, in immediately available funds, to Lender not later than one Business Day after the related Interest Payment Date.

                  D. Advances Optional. Notwithstanding any other provision of this Agreement to the contrary, the determination to make any Advance to or for the account of Borrower is subject to the approval of Lender in its sole discretion. Lender may, in its sole discretion, reject any Eligible Asset from inclusion as Collateral for an Advance for any reason.

                  3.2      Market Value; Margin Maintenance.

                  A. Market Value. The Market Value of any Eligible Asset shall be as determined, from time to time, by Lender in its sole discretion using reasonable business judgment taking into consideration the level of prevailing interest rates, the financial condition of Borrower, the characteristics of the related Collateral and general market conditions; provided, however, that (i) any Wet Mortgage Loan with respect to which the related Required Documents have not been certified by the Custodian within the time limitations set forth in the Custodial Agreement) shall have a Market Value of $0; (ii) any Pledged Loan with respect to which the related Mortgagor has been delinquent in payment of principal or interest for more than 60 days shall have a Market Value of not more than 50% of the then-outstanding principal balance of such Pledged Loan; (iii) any Pledged Loan with respect to which the related Mortgagor has been delinquent in payment of principal or interest for more than 89 days shall have a Market Value of $0; (iv) any Pledged Loan that has been pledged by Borrower to Lender as Collateral for more than 210 days shall have a Market Value of $0; (v) any Pledged Loan or Pledged MBS that does not conform in any material respect to the representations, warranties and covenants set forth in Sections 2.2 or 2.3, respectively, shall have a Market Value of $0; and (vi) any Eligible Asset with respect to which Lender's security interest therein shall become impaired or unenforceable shall have a Market Value of $0.

                  B. Margin Maintenance. If at any time the aggregate Collateral Value of all Eligible Assets subject to Advances is less than the total outstanding amount of such Advances (a "Margin Deficit"), then Lender may by notice to Borrower delivered not later than 11:00 a.m. (New York City time) on a Business Day (a "Margin Call") require Borrower to transfer to Lender cash or additional Collateral in an amount which is not less than the amount of the Margin Deficit. Any Margin Call made by Lender to Borrower after 11:00 a.m. (New York City time) shall be deemed to have been made on the next succeeding Business Day. In the event that Borrower fails to transfer the requisite amount of additional Collateral to Lender one Business Day after the date of any such Margin Call from Lender as provided herein, the Interest Rate applicable to the Advances shall increase by the Incremental Interest Rate. If Borrower thereafter fails to transfer the requisite additional Collateral to Lender within 2 Business Days after application of the Incremental Interest Rate as provided herein, the Interest Rate applicable to the Advances shall increase by the Mandatory Repayment Interest Rate.

                  3.3      Note; Interest.

                  A.       Note.

                            (i) Borrower shall execute and deliver to Lender, not later than the Effective Date, the Note.

                           (ii) Upon repayment in full of all amounts due and payable under the Note, Lender shall promptly cancel the Note and return the cancelled Note to Borrower.

                  B. Rate of Interest. Subject to subsection E of this Section 3.3, each Advance shall bear interest on the unpaid principal amount thereof from the related Advance Date through maturity (whether by acceleration or otherwise) at a rate per annum equal to the applicable Interest Rate. The Interest Rate shall be adjusted on each Interest Determination Date to account for any changes in LIBOR.

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



                  C. Interest Payments. Subject to subsection E of this Section 3.3, the interest accrued on all Advances during any Interest Period shall be payable on the Interest Payment Date immediately following the end of such Interest Period.

                  D. Post-Maturity Interest. Any principal amount of any Advance not repaid by Borrower when due and, to the extent permitted by applicable law, any interest payments on such Advance or any Breakage Fee not paid when due or within any applicable grace period, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest payable on demand, at Lender's sole discretion, at a default interest rate equal to 300 basis points above the applicable Interest Rate.

                  E. Computation of Interest. Interest on each Advance shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues. In computing interest on each Advance, the Advance Date shall be included and the Advance Maturity Date shall be excluded.

                  F. Breakage Fee. With respect to any Advance Request Confirmation, in the event that (i) Borrower declines to accept payment of the related Advance or (ii) Lender does not receive the related Trust Receipt prior to 2:00 P.M. New York City time on the related Advance Date, then, notwithstanding that no Advance may have been made to Borrower, Borrower shall pay to Lender a Breakage Fee. Any such Breakage Fee shall be payable to Lender on the Interest Payment Date immediately following the accrual of any such Breakage Fee.

                  3.4      Repayments and Payments.

                  A.   Repayment.   Borrower   shall  repay  the  entire  amount
         outstanding of each Advance on the related Advance Maturity Date.

                  B. Manner and Time of Payment. All payments of principal, interest and fees hereunder and under the Note shall be made in immediately available funds and delivered to Lender in accordance with its wire transfer instructions as set forth in the form of Exhibit F hereto, not later than 3:00 p.m. (New York City time) on a Business Day; funds received by Lender after that time shall be deemed to have been paid by Borrower on the next succeeding Business Day.

                  C. Payments on Non-Business Days. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or under the Note.

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                                   ARTICLE IV
                           CONDITIONS TO THE ADVANCES

                  4.1 Conditions to the Effective Date. The obligation of Lender to make or maintain any Advance on or after the Effective Date is, in addition to the conditions precedent specified in Section 4.2, subject to prior or concurrent satisfaction of the following conditions:

                  A. On or before the Effective Date (unless otherwise specified herein), Borrower shall deliver to Lender:

                           (i) certified copies of the Articles of Incorporation of Borrower, with all amendments thereto, together with a good standing certificate from the Secretary of State of the State of Delaware, each to be dated within 5 days of the Effective Date;

                           (ii) copies of the Bylaws of Borrower with all amendments thereto, certified as of the Effective Date or as soon as practicable thereafter by the corporate secretary or an assistant secretary;

                           (iii) resolutions of the Board of Directors of Borrower and approving and authorizing the execution, delivery and performance of this Agreement, and approving and authorizing the execution, delivery and payment of the Note, certified as of the Effective Date by the corporate secretary or an assistant secretary;

                           (iv) signature and incumbency certificates of the respective officer of Borrower executing this Agreement and the Note and of the representatives authorized to request the Advance, to transfer funds, and to make any payments on the Obligations hereunder;

                           (v)  executed   copies  of  this  Agreement  and  the
         executed Note with appropriate insertions on any Advance Schedule; and

                           (vi) such executed financing statements as Lender may require for filing pursuant to the Uniform Commercial Code.

                  B. Lender and its counsel shall have received one or more favorable written opinions of Borrower's counsel, equivalent in form and substance to Exhibit H hereto, satisfactory to Lender and its counsel, dated as of the Effective Date.

                  C. Borrower shall have performed in all material respects all agreements which this Agreement provides shall be performed on or before the Effective Date.

                  D. All actions and documents required to create and perfect the first priority security interest and Liens in the Collateral shall have been duly authorized and executed and delivered or taken (all in a manner satisfactory to Lender and its counsel) and all filings with governmental agencies shall have been made or taken and completed.

                  E. Lender shall have received written instructions from Borrower regarding the wire instructions for all Advances.

                  4.2 Conditions to All Advances. At and as of each Advance Date, the obligation of Lender to make any Advance is subject to the following further conditions precedent:

                           (i) the representations and warranties of Borrower contained herein shall be accurate and complete to the same extent as though made on and as of that date;

                           (ii) no event shall have occurred and be continuing or would result from the consummation of the proposed Advance which would constitute an Event of Default or a Potential Event of Default;

                           (iii) Borrower shall have performed all agreements and satisfied all conditions which this Agreement provides shall be performed by it on or before the related Advance Date;

                           (iv) no order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain Lender from making that Advance;

                           (v) there shall not be pending or, to the knowledge of Borrower threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Borrower or any property of Borrower, which has not been disclosed by such Borrower to Lender in writing prior to the execution of this Agreement or prior to the making of the last preceding Advance, and there shall have occurred no development not disclosed by Borrower to Lender in writing prior to the execution of this Agreement or prior to the making of the last preceding Advance in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, which, in either event, in the opinion of Lender, would reasonably be expected (a) to have a Material Adverse Effect or, (b) to impair the ability of Borrower to perform the Obligations or of Lender to enforce the Obligations;

                           (vi) (A) on or prior to the related Advance Date, Borrower shall have delivered to Custodian, for its review and certification, any Required Documents in accordance with the Custodial Agreement; and (B) not later than 2:00 P.M. New York City time on the related Advance Date, Lender shall have received the Trust Receipt for any Eligible Assets other than Wet Mortgage Loans;

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                           (vii) With  respect to any Advance to be secured by a
         Wet Mortgage Loan, Lender shall have received by not later than 2:00 P.M. New York City time on the related Advance Date, a final Wet Loan List from Custodian.

                           (viii) all actions and documents required to create and perfect the first priority security interest and Liens in the Collateral shall have been duly authorized and executed and delivered (to Lender, if applicable) or taken, in each case in a manner satisfactory to Lender and its counsel; and

                           (ix) all filings with respect to the Collateral with governmental agencies shall have been made or taken and completed.

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                                    ARTICLE V
                                    SECURITY

                  5.1      Grant of Security Interest.

                  A. Security Interest. To secure the payment of the Advances and the performance of the other Obligations, Borrower pledges and hypothecates to Lender and grants a first priority security interest in favor of Lender, in all of Borrower's right, title and interest in and to the Collateral and (ii) pledges and hypothecates to Lender and grants a security interest in favor of Lender, in all of Borrower's property at any time held for any purpose by Lender or any affiliate of Lender, including, but not limited to, property held in any other accounts of Borrower with Lender or any affiliate of Lender, whether or not Lender has made advances in connection with such property. Lender may, without notice, transfer and retransfer from time to time any money or other property between any such accounts.

                  B. Pledged Loans and Pledged Loan Schedules. With respect to any Advance secured by Collateral that consists of Pledged Loans:

                           (i) the Pledged Loans shall be identified by Borrower on a Pledged Loan Schedule attached to the related Request for Advance;

                           (ii) each Pledged Loan Schedule shall specify all required information and shall identify the type of the related Pledged Loan as either a [first-lien] [second lien] Mortgage Loan or Wet Mortgage Loan, as the case may be;

                           (iii) all Required Documents shall be delivered to the Custodian and held by the Custodian pursuant to the terms of the Custodial Agreement; and

                           (iv) the Pledged Loans shall be serviced for the benefit of Lender by Borrower or Borrower's agent in accordance with Accepted Servicing Practices. "Accepted Servicing Practices" shall mean those servicing practices of prudent mortgage servicers, servicing mortgage loans of the same type as the Pledged Loans in those jurisdictions in which the related Mortgage Properties are located, but in no event shall such standards or practices be lower than the standards and practices set forth in the Seller's Guide.

                  C. Delivery to Custodian of Required Documents. With respect to any Advance secured by Collateral that consists of Pledged Loans, the transfer of such Pledged Loans for the purposes of this Section 5.1 shall include the delivery to Lender or its designee of the Required Documents with respect to each Pledged Loan.

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



                  D. Pledged MBS and Pledged MBS Schedule. With respect to any Advance secured by Collateral that consists of an Pledged MBS:

                         (i) the Pledged MBS shall be  identified by Borrower on
                  an Pledged MBS Schedule attached to the related Request for Advance, which Pledged MBS Schedule shall specify all information reasonably required by Lender; and

                        (ii) the  documents  contained  in the  Pledged MBS File
                  shall be delivered by Borrower to Lender or its designee and held by Lender or its designee.

                  E. Delivery to Lender of Pledged MBS File. With respect to any Advance secured by Collateral that consists of an Pledged MBS, the transfer of such Pledged MBS of the purposes of this Section 5.1 shall include the delivery to Lender or its designee of the following documents (the "Pledged MBS File") with respect to each Pledged MBS:

                         (i) the Pledged MBS and, if applicable, the CUSIP number;

                        (ii) a duly executed bond or securities power in blank;

                       (iii)        if applicable, transferor certificate; and

                        (iv)        appropriate corporate resolutions.

         Lender agrees to execute and deliver any documents that are required under the agreements providing for the issuance of such Pledged MBS in connection with the pledge thereof hereunder, including, if applicable, an investment letter for such Pledged MBS.

                  5.2 Release and Substitution of Collateral. Borrower may obtain the release from Lender of the security interest in and lien on all or any part of the Collateral either: (i) by paying to Lender as a repayment in accordance with Section 3.4 on the Advance Maturity Date the amount of the Advance outstanding with respect to such Collateral to be so released, or (ii) from time to time by substituting new Collateral of an equal or greater Collateral Value for existing Collateral pursuant to this Section 5.2. Any such release of the security interest in and lien on all or any part of the Collateral shall be evidenced by the execution and delivery by Lender of appropriate documentation to evidence such release, including without limitation Borrower's current form of Repayment and Receipt attached as Exhibit I to the Custodial Agreement.

                  5.3 Receipt of Pledged Loan Income and Pledged MBS Income. So long as no Potential Event of Default or an Event of Default shall have occurred and be continuing, Borrower shall receive and retain for its own account all principal and interest collected by Borrower from the Pledged Loans (the "Pledged Loan Income") and all distributions received

                                       29



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



by Borrower from the Pledged MBS (the "Pledged MBS Income"). Upon such receipt by Borrower all such Pledged Loan Income and Pledged MBS Income shall be released from the security interest and lien of Lender hereunder and shall no longer constitute Collateral hereunder.

                  If a Potential Event of Default or an Event of Default shall have occurred and be continuing, Lender may, in its sole discretion, (i) require that Borrower establish one or more segregated trust accounts, that shall be maintained for the benefit of Lender with a state or federally chartered depository institution selected by Lender, into which all Pledged Loan Income shall be deposited within two (2) Business Days of receipt by Borrower and all Pledged MBS Income shall be deposited upon distribution, and (ii) terminate Borrower as the servicer of the Pledged Loans, with or without cause, and in either case without payment of any termination fee or compensation for such servicing rights.

                  5.4 Lender as Attorney-in-Fact. Lender is hereby appointed the attorney-in-fact of Borrower for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments with respect to the Collateral hereunder that Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Lender shall have the right and power during the occurrence and continuation of an Event to Default (i) to receive, endorse and collect all checks made payable to the order of Borrower representing any payment on account of the principal of or interest on any Pledged Loans and any distribution on any Pledged MBS; and (ii) to execute, in connection with any sale as provided for in
Section 7.1 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  5.5 Security for Obligations. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of all Obligations, (ii) be binding upon Borrower, its successors and assigns, and (iii) inure to the benefit of Lender and its successors, transferees and assigns. Upon the payment in full of the Obligations, Borrower shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied in connection with an Event of Default pursuant to the terms hereof.

                  5.6 Joint and Several Liability of Borrowers. The Borrowers agree to be jointly and severally liable for the obligations of each Borrower hereunder and all representations, warranties, covenants and agreements made by or on behalf of any Borrower in this Agreement, any Advance Request Confirmation or any other document, instrument or certificate delivered pursuant hereto shall be deemed to have been made by each Borrower, jointly and severally. The joint and several obligations of each of IMCC, IMCA, IMC LP, IMCI and CWB hereunder are absolute, unconditional, irrevocable, present and continuing and, with respect to any Obligation to Lender, is a guaranty of performance of such Obligation and is in no way conditional or contingent upon the continued existence of any Borrower and is not and will not be subject to any setoffs by any Borrower. Any notice or other communication

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



provided to one Borrower pursuant to this Agreement shall be deemed to have been given to all Borrowers and failure to be sent any notice or communication contemplated hereby shall not relieve a Borrower from its joint and several liability for the Obligations of any other Borrower hereunder.

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



                                   ARTICLE VI
                              COVENANTS OF BORROWER

                  Borrower covenants and agrees that until the payment in full of all Obligations, unless Lender shall otherwise give express prior written consent, each Borrower will perform all covenants (other than those covenants specified in Section 6.1(i)-(iii), 6.6 and 6.7 to be solely performed by IMCC) in this Article VI.

                  6.1 Financial Statements and Other Reports. Borrower will maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Borrower will deliver, or cause to be delivered, to Lender the following:

                           (i) as soon as practicable and in any event within 60 days after the end of each calendar quarter, a balance sheet of IMCC as at the end of such period and the related statements of income, shareholders' equity and statement of cash flows of IMCC for such quarter and for the period from the beginning of the current fiscal year to the end of such quarter, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the chief financial officer or vice president of finance of IMCC that they fairly present the financial condition and results of operations of IMCC, subject to changes resulting from audit and normal year-end adjustments as at the end of and for the period covered thereby. The delivery by IMCC to Lender of IMCC's Form 10-Q for such period shall satisfy the requirements of this subdivision (i);

                           (ii) as soon as practicable and in any event within 105 days after the end of each fiscal year, a balance sheet of IMCC as at the end of such fiscal year and the related statements of income, shareholders' equity and statement of cash flows of Borrower for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and certified by the chief financial officer or vice president of finance of IMCC and accompanied by a report thereon of independent certified public accountants of recognized national standing selected by Borrower and satisfactory to Lender which report shall state that such financial statements present fairly the financial position of Borrower as at the dates indicated and the results of its operations and statement of cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise stated therein) and that the examination by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards. The delivery by IMCC to Lender of IMCC's Form 10-K for such period shall satisfy the requirements of this subdivision (ii);

                           (iii) concurrent with the delivery of the applicable financial statements specified in subdivision (i) and (ii) above, Borrower will deliver to Lender a consolidated

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



         balance sheet as of the same dates as the financial statements specified in subdivision (i) and (ii) above, prepared in accordance with GAAP.

                           (iv) together with each delivery of consolidated financial statements of IMCC pursuant to subdivisions (i), (ii) and
         (iii) above, a Compliance Certificate, (a) stating that the signers of the Compliance Certificate have reviewed the terms of this Agreement and the Note and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Borrower during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of the Compliance Certificate, of any condition or event which constitutes an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Borrower has taken, is taking and proposes to take with respect thereto and (b) demonstrating in reasonable detail compliance during and at the end of such accounting periods with the restrictions contained in
         Section 6.7;

                           (v) promptly upon becoming available to Borrower, copies of any press releases issued by Borrower; and

                           (vi) promptly upon any officer of Borrower obtaining knowledge (a) of any condition or event which constitutes an Event of Default or Potential Event of Default, (b) that any Person has given any notice to Borrower or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection  B of  Section  7.1,  or  (c)  of  the  institution  of  any litigation involving an alleged liability of Borrower equal to or greater than $10 million, or any adverse determination in any litigation involving a potential liability of Borrower equal to or greater than $5 million, or any adverse determination in any litigation which would or could reasonably be expected to have a Material Adverse Effect, or the validity or enforceability of this Agreement or Borrower's ability to perform the Obligations, an Officers' Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed default, Event of Default, Potential Event of Default, event or condition, and what action Borrower has taken, is taking and proposes to take with respect thereto.

                  6.2 Existence; Franchises. Borrower will at all times preserve and keep in full force and effect its corporate existence and all rights, licenses and franchises material to its business.

                  6.3 Payment of Taxes and Claims. Borrower will pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets before any penalty accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty

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



or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

                  6.4 Inspection. Borrower will permit any authorized representatives of Lender to visit and inspect any of the properties of Borrower including its financial and accounting records, and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers and, with the permission of Borrower (which may not be unreasonably withheld), its independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested; provided, however, that no permission of Borrower shall be required in order to discuss Borrower's affairs, finances and accounts during an Event of Default or Potential Event of Default; provided, further, that Lender shall use any non-public information obtained during such visit or inspection only for the purposes contemplated by this Agreement and shall not disclose any such non-public information to any person without Borrower's prior consent.

                  6.5 Compliance with Laws, etc. Borrower will exercise all due diligence in order to comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would have a Material Adverse Effect.

                  6.6 Restriction on Fundamental Changes. Borrower will not, without the prior written consent of Lender, enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or, except in the ordinary course of business, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business, property or assets, whether now owned or hereafter acquired unless (A) any successor entity
(i) is a corporation organized under the laws of the United States or any jurisdiction thereof, (ii) expressly assumes all Obligations of Borrower under this Agreement and (iii) is solvent and (B) no Event of Default existed immediately before or would exist after the consummation of such transaction, merger or consolidation.

                  6.7      Financial Covenants.

                            A. Net Worth. IMCC will not permit its Net Worth at any time to be less than the greater of $70 million or 80% of IMCC's Net Worth as of the most recent calendar quarter.

                            B. Indebtedness Ratio. Borrower will not permit the ratio of its total liabilities to its Net Worth to equal or exceed 20 to 1, provided, however, that solely for purposes of calculating the ratios of its total liabilities to its Net Worth, liabilities shall exclude securities that Borrower has sold but which have not yet been purchased to the extent of securities purchased under agreements to resell.

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



                  6.8 Notice of Change in Articles, Bylaws or Seller's Guide. Borrower shall notify Lender of any proposed change or amendment in the provisions of Borrower's Articles of Incorporation, Bylaws or Seller's Guide. Subsequent to the effective date of any such proposed change, amendment or addition to the Seller's Guide, Borrower shall not send to Lender a Request for Advance with respect to any Collateral affected by such change, amendment or addition to the Seller's Guide without Lender's prior written consent to any such change, amendment or addition. Without the prior written consent of Lender, Borrower shall not amend or otherwise modify the Seller's Guide.

                  6.9 Further Assurances. Borrower shall, at Borrower's expense, do all such further acts, and execute, acknowledge and deliver all such further documents as Lender reasonably shall require to more fully or effectively carry out the intention or facilitate the performance of this Agreement.

                  6.10 Reports Regarding Collateral. Borrower shall provide to Lender, not later than the 5th Business Day of each month during the term of Agreement, any statements, reports or other information that Lender may require for the purpose of determining the Market Value of any Eligible Assets, including, but not limited to, collateral tapes and yield tables, servicing reports, trustee and remittance reports, and aging reports.

                  6.11 Borrower's Securities Activities. No part of the proceeds of any Advance made hereunder will be used for "purchasing" or "carrying" Margin Stock or for any purpose which violates, or would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

                  6.12     Corporate Separation and Indebtedness.

                  So long as the Obligations are outstanding, Borrower covenants and agrees, for the benefit of Lender, that:

                           A. It will maintain corporate records and books of account separate from those of any Affiliate of Borrower.

                           B. Its Board of Directors will hold all   appropriate
         meetings to authorize and approve its corporate actions.

                           C. In all matters relating to the operation of Borrower and an Affiliate of Borrower, neither Borrower nor any agent acting on behalf of Borrower will hold out or represent that Borrower and any Affiliate constitute a single entity or that either has the authority to act on behalf of the other.

                            D. It will not commingle its funds or assets with those of any other Person.


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



                            E. It shall not be liable for or issue, incur, or assume any other indebtedness, or guaranty any indebtedness of any Person other than a subsidiary or in connection with a securitization relating to Pledged Loans.

                  6.13     Other Agreements:

                           A. Borrower will not request or permit any Person to take any action which might adversely affect Lender's interest in the Collateral or the value of the Collateral without obtaining the prior written consent of Lender.

                            B. Borrower will not consent to any amendment to any documents relating to Collateral which could adversely affect the Market Value of such Collateral without obtaining the prior written consent of Lender.

                  6.14 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

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



                                   ARTICLE VII
                                EVENTS OF DEFAULT

                  7.1 Events of Default. If any of the following conditions or events ("Events of Default") shall occur:

                           A. Failure to Make Payments When Due. Failure to pay the principal of an Advance when due, whether at stated maturity, by acceleration, by notice of prepayment or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement, including, but not limited to, any Breakage Fee, on the due date thereof; or

                           B. Default in Other Agreements. Failure of Borrower to pay or any default in the payment of any amount of principal of or interest on any other Indebtedness in the aggregate principal amount of $1 million or more, or in the payment of any Contingent Obligation in the aggregate principal amount of $1 million_ or more, beyond any period of grace provided unless a bond or other provision for payment thereof reasonably satisfactory to Lender has been made; or breach or default with respect to any other material term of any evidence of any other Indebtedness or of any loan agreement, mortgage, indenture or other agreement relating thereto, or any Contingent Obligation, if the effect of such default or breach is to cause Indebtedness of Borrower in the aggregate amount of $1 million or more to be declared due prior to its stated maturity; or

                           C. Breach of Covenants. Failure of Borrower to perform or comply with any material term or condition applicable to it contained in this Agreement, including without limitation the obligations set forth in Section 6.1(vi); provided, however, that with respect to the covenants contained in subsections (i), (ii) or (iv) of
         Section 6.1 Lender shall give such Borrower three Business Days' notice before such failure shall become an Event of Default; or

                           D. Breach of Warranty. Any of Borrower's representations or warranties made or deemed made herein (other than any representation or warranty contained in Section 2.2 or 2.3 hereof) or in any statement, notice or certificate at any time given by Borrower in writing pursuant hereto or in connection herewith shall be incorrect, incomplete or misleading in any respect on the date as of which made or deemed made; provided, however, that a breach of any representation or warranty contained in Section 2.2 or 2.3 hereof shall constitute an Event of Default if any such breach of a representation or warranty was previously known to any executive officer of Borrower or other officer of Borrower involved in the performance of this Agreement, in either case after due inquiry; or

                           E. Involuntary Bankruptcy: Appointment of Receiver, etc. (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of

         Borrower, in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or (ii) any other similar relief shall be granted under any applicable Federal or state law; or (iii) a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower, or over all or a substantial part of their respective property, shall have been entered; or (iv) the involuntary appointment shall be made of an interim receiver, trustee or other custodian of Borrower, for all or a
         substantial   part  of  their   respective   property   (by   petition,
         application, answer, consent or otherwise); or (v) a warrant of attachment, execution or similar process shall be issued against any substantial part of the property of Borrower; or

                           F. Voluntary Bankruptcy; Appointment of Receiver; Material Adverse Change. Borrower shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion to an involuntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its or his property; the making by Borrower of any assignment for the benefit of creditors; the inability or failure of Borrower, or the admission by Borrower in writing of its or his inability, to pay its or his debts as such debts become due or the Board of Directors of Borrower (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing; or Lender determines in its sole discretion using reasonable business judgment that there has been, or an event or series of events have occurred that could reasonably be expected to result in, a Material Adverse Effect; or

                           G. Judgments and Attachments. Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of $1 million shall be entered or filed against Borrower or any of its assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of fifteen days or in any event later than five days prior to the date of any proposed sale thereunder; or

                           H. Dissolution. Any order, judgment or decree shall be entered against Borrower decreeing the dissolution or splitting up of Borrower; or

                           I. Other Defaults. Borrower shall default in the performance of or compliance with any term contained in this Agreement other than those referred to above in this Section 7.1; provided, however, that Lender shall give such Borrower five Business Days notice before any such default shall become an Event of Default unless Borrower has failed to promptly notify Lender in accordance with
         Section 6.1(vi) hereof;

         THEN

                           (i) Upon the occurrence of any Event of Default described in subsections

         E or F of Section 7.1 the unpaid principal amount of and accrued interest on the Note and any fees due hereunder shall automatically become due and payable, without presentment, demand, notice or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the obligation (if any) of Lender to make any further Advances shall thereupon terminate.

                           (ii) Upon the occurrence of any Event of Default (other than those described in subsection E or F of Section 7.1) Lender may, by written notice to Borrower, declare the unpaid principal amount of and accrued interest on the Note and any fees or any other amounts due hereunder to be due and payable whereupon the same shall forthwith become due and payable, without presentment, demand, notice or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the obligation of Lender to make any further Advances shall thereupon terminate.

                           (iii) Upon the occurrence of any Event of Default Lender may do any of the following:

                           (a)  Collect  by  legal   proceedings  all  interest,
         principal   payments  and  other  sums  payable  with  respect  to  any outstanding Advance.

                           (b) Foreclose upon or otherwise enforce its security interest in and Lien on the Collateral pursuant to this Agreement.

                           (c) Sell the Collateral in one or more lots, at one or more times, at public or private sales, in an established market therefor or otherwise, as Lender may elect, at such prices and on such terms, as to cash or credit, as Lender may deem proper. Any sale may be made at any place designated by Lender, and Lender shall have the right to become the purchaser at any such sale which is open to the public and, to the extent permitted by law, private sales. If notice is given of the sale of any Collateral, it is agreed that notice shall be satisfactorily given for all purposes if Lender sends, via facsimile transmission, a copy of such notice to Borrower not less than one day prior to such sale. The foregoing notice provisions shall not preclude Lender's rights to foreclose upon the Collateral in any other manner permitted under the Uniform Commercial Code of the State of New York; provided that a sale of the Collateral in accordance with such notice requirements shall be deemed a disposal of the Collateral in a commercially reasonable manner. Lender shall have the right in connection with the Collateral either to sell the same as above provided, or to foreclose, sue upon, or otherwise seek to enforce the same in its own name or in the name of Borrower as provided herein. Subject to the foregoing provisions of this paragraph, after an Event of Default shall occur and be continuing, Lender shall have the right to renew, extend the time of payment of, or otherwise amend, supplement, settle or compromise, in any manner, any obligations for the payment of money included in the Collateral, any security therefor and any other agreements, instruments, claims or chooses in action of any kind which may be included in the Collateral. Each purchaser at any sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Borrower, and Borrower specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

                           (d) Take possession of all or any portion of the Collateral that is not already in the possession of Lender, and Borrower agrees to assemble and make available, or cause to be made available, the Collateral to Lender at a convenient location. Lender may manage and protect the Collateral, do any acts which Lender deems proper to protect the Collateral as security hereunder, and sue upon any contract or claim relating to the Collateral and receive any payments due thereon or any damages thereunder, and apply all sums received to the payment of the Obligations secured hereby in accordance with Section 7.2.

                           (e) Be entitled, without regard to the adequacy of the security for the Obligations secured hereby, to the appointment of a receiver by any court having jurisdiction, and without notice, to take possession of and protect, collect, manage, liquidate and sell the Collateral or any portion thereof, collect the payments due with respect to the Collateral or any portion thereof, and do anything that Lender is authorized with respect thereto to do.

                           (f) Grant extensions of time, make any compromise or settlement it deems desirable with respect to the Collateral, or waive or release any security interest in Collateral.

                           (g) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code.

                           (h)  Require  Borrower  to  pursue,   to  the  extent
         applicable, in its own name but for the benefit of Lender, any one or more of the remedies described in (a) through (g) above.

                           (i) All remedies are cumulative. Any failure on the part of Lender to exercise or any delay in exercising any right hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right hereunder preclude any other exercise thereof or the exercise of any other right.

                  7.2 Application of Proceeds. Any money collected by Lender pursuant to this Article VII (whether upon voluntary payment, foreclosure or otherwise) shall be promptly applied as follows unless otherwise required by provisions of applicable law:

                           (i) first, to the payment of all reasonable expenses incurred by Lender under this Agreement and in enforcing its rights and the rights of Lender hereunder, including all costs and expenses of collection, attorneys' fees, court costs, and foreclosure expenses;

                           (ii) next, to the payment of all principal and interest due and unpaid on any Advance;

                           (iii) next, to the payment of any other Obligations owed by Borrower to Lender; and

                           (iv) next, to Borrower or as a court of competent jurisdiction may direct.

                                  ARTICLE VIII
                                  MISCELLANEOUS

                  8.1 Expenses. Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay on demand (i) all the reasonable costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Lender as to any legal matters arising hereunder), and of Borrower's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with; (ii) the reasonable fees, expenses and disbursements of counsel to Lender in connection with the establishment and administration of this Agreement, not to exceed $10,000; (iii) all the actual costs and expenses of creating and perfecting Liens in favor of Lender, pursuant to this Agreement, including filing and recording fees and expenses; and (iv) after the occurrence of an Event of Default, all costs and expenses (including reasonable attorneys' fees and costs of settlement) incurred by Lender in enforcing any Obligations of or in collecting any payments due from Borrower hereunder and under the Note by reason of such Event of Default. Attorneys' fees, expenses and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

                  8.2  Indemnity by Borrower.

                           A. Indemnification by Borrower. In addition to the payment of expenses pursuant to Section 8.1, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to indemnify, pay and hold harmless Lender and the officers, directors, employees and agents of Lender (collectively called the "Indemnitees"), from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against such Indemnitee, as a result of, or arising in any manner out of, or in any way related to or by reason of, (i) any of the Advances or on account of any Collateral pledged hereunder, (ii) the breach of any of Borrower's representations and warranties or covenants hereunder, or (iii) the exercise by Lender of any of its rights and remedies (including, without limitation, foreclosure); provided that Borrower shall have no obligation hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of any such Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them.

                           B. Claims. If any claim is made, or any action, suit or proceeding is brought against any Person indemnified pursuant to this Section 8.2, the Indemnitee shall notify Borrower of such claim or of the commencement of such action, suit or proceeding, and Borrower will assume the defense of such action, suit or proceeding, employing counsel selected by Borrower and reasonably satisfactory to such Indemnitee and pay the fees and expenses of such counsel; provided, however, that if counsel to the Indemnitee shall reasonably determine that, due to conflicts in the liabilities or defenses of Borrower and Lender, Lender should retain its own counsel, Lender shall have the right to retain counsel and the reasonable fees and expenses of such counsel shall be for the account of Borrower.

                  8.3 Set-Off. Borrower hereby grants to Lender a right of set-off against the payment of any amounts that may be due and payable to Lender from Borrower, such right to be upon any and all monies or other property of Borrower held or received by Lender (or any Affiliate of Lender) or due and owing from Lender to Borrower or any Affiliate.

                  8.4 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement or of the Note, or consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Lender.

                  8.5 Confidentiality; Non-Disclosure of Information. Each party hereto shall treat this Agreement, the Custody Agreement and the transactions contemplated hereby as confidential; provided, however, that such confidential information may be disclosed (a) as required by law or pursuant to generally accepted accounting procedures; (b) upon the written consent of the party whose otherwise confidential information would be disclosed; or (c) if such information was or becomes available to Lender from a third party on a non-confidential basis.

                  8.6 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by overnight courier and shall be deemed to have been given when delivered in person, upon receipt of telecopy or telex or two Business Days after deposit with an overnight courier. For the purposes hereof, the addresses of the parties hereto shall be as set forth under each party's name on the signature pages hereof.

                  8.7 Attorneys' Fees. Subject to Sections 8.1, 8.2 and 8.3, if any party hereto commences litigation for the interpretation, enforcement, termination, cancellation or rescission hereof, or for damages for the breach hereof, the prevailing party in such action shall be entitled to its reasonable attorneys' fees and court and other costs incurred, to be paid by the losing party as fixed by the court or in a separate action brought for that purpose.

                  8.8      Survival of Warranties and Certain Agreements.

                           A. Agreement. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Advances hereunder and the execution and delivery of the Note.

                           B. Termination. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in Sections 8.1, 8.2 and 8.3 shall survive the payment of the Advances and the Note and the termination of this Agreement.

                  8.9 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder or under the Note shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or the Note are cumulative to and not exclusive of, any rights or remedies otherwise available.

                  8.10 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

                  8.11 No Joint Venture. Notwithstanding anything to the contrary herein contained, Lender by entering into this Agreement or by taking any action pursuant hereto, will not be deemed a partner or joint venturer with Borrower and Borrower agrees to hold Lender harmless from any damages and expenses resulting from such a construction of the relationship of the parties hereto or any assertion thereof.

                  8.12 Lender's Discretion. Whenever pursuant to this Agreement, Lender exercises any rights given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approval or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

                  8.13 Severability. In case any provision in or obligation under this Agreement or the Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligations in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  8.14 Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  8.15 Applicable Law. This Agreement and the Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

                  8.16 Transfers by Lender; Subsequent Holders of Note. Lender may, in its sole discretion, assign all of its right, title and interest in or grant a security interest in any Pledged Loan or Pledged MBS pledged by Borrower hereunder and all rights of Lender under this Agreement and the Custodial Agreement in respect of such Pledged Loan or Pledged MBS to Assignee, subject only to an obligation on the part of Assignee to deliver each such Pledged Loan or Pledged MBS to Lender to permit Lender or its designee to make delivery thereof to Borrower pursuant to Section 5.4. It is anticipated that such assignment to Assignee will be made by Lender, and Borrower hereby irrevocably consents to such assignment. No notice of such assignment shall be given by Lender to Borrower. Assignment by Lender of Pledged Loans or Pledged MBS as provided in this Section 8.16 shall not release Lender from its obligations otherwise under this Agreement.

                  8.17 No Assignment by Borrower. Borrower's rights, obligations or any interest therein hereunder may not be assigned without the express written consent of Lender.

                  8.18 Counterparts; Effectiveness. This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  8.19 Entire Agreement. This Agreement the Advance Request Confirmations and the Custodial Agreement contain the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements between them, oral or written, of any nature whatsoever with respect to the subject matter hereof.

                  8.20 Additional Borrowers. At the request of Borrowers and upon the prior written consent of Lender, any affiliate of IMCC may be added as a "Borrower" under this Agreement by execution and delivery to the Lender of a Borrower Addition Agreement substantially in the form of Exhibit I hereto.

                  WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                   IMC MORTGAGE COMPANY

                                   By: _________________________________________

                                   Name: _______________________________________

                                   Title: ______________________________________


                                   IMC CORPORATION OF AMERICA

                                   By: _________________________________________

                                   Name: _______________________________________

                                   Title: ______________________________________

                                   INDUSTRY MORTGAGE COMPANY, LP

                                   By: _________________________________________

                                   Name: _______________________________________

                                   Title: ______________________________________

                                   IMC INVESTMENT CORPORATION

                                   By: _________________________________________

                                   Name: _______________________________________

                                   Title: ______________________________________

                                   COREWEST BANC

                                   By: _________________________________________

                                   Name: _______________________________________

                                   Title: ______________________________________

Notice Address:

                                     PAINE WEBBER REAL ESTATE
                                     SECURITIES INC.

                                     By ________________________________________

                                     Name:   George Mangiaracina
                                     Title:  First Vice President

Notice Address:
  1285 Avenue of the Americas
  New York, New York  10019
  Attention: George Mangiaracina
  Telephone:                        (212) 713-3734
  Facsimile No:                     (212) 265-3881

                                                                       EXHIBIT A

                         FORM OF COMPLIANCE CERTIFICATE


THE UNDERSIGNED HEREBY CERTIFY THAT:

                  (i) we are the duly elected [Title] and [Title] of_______ ________________________________________________ ("Borrower");

                  (ii) in such capacities, we have reviewed the terms of the Loan and Security Agreement dated as of ________ __, 1997 (as amended, extended or restated from time to time, the "Agreement"), between Borrower and Paine Webber Real Estate Securities Inc. as Lender ("Lender"), and we have made, or have caused to be made under our supervision, a detailed review of the transactions and conditions of Borrower during the accounting period covered by the attached financial statements;

                  (iii) the examinations described in paragraph (ii) did not disclose, and we have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default (each as defined in the Agreement) during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

                  (iv) as of the date of this Certificate, Borrower is not in default under any covenant set forth in Article VI of the Agreement.

                  Described below (or in a separate attachment to this Certificate) the exceptions, if any, to paragraph (iii) by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

________________________________________________________________________________
________________________________________________________________________________

                  The foregoing certifications, together with the computations set forth in the Attachment hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ____ day of ________, 19__ pursuant to subsection (iii) of Section 6.1 of the Agreement.

                                                  -----------------------------


                                                  By ___________________________

                                                  Title: _______________________

                                                  By ___________________________

                                                  Title: _______________________

                                   ATTACHMENT
                            TO COMPLIANCE CERTIFICATE

                           The Certificate  attached hereto is as of ___________
and pertains to the period from ___________ to ___________.

                           Capitalized terms used herein shall have the meanings
set forth in the Loan and Security Agreement dated as February 28, 1997 (as amended, extended or restated from time to time, the "Agreement"), by and among IMC Mortgage Company, IMC Corporation of America, Industry Mortgage Company, LP, IMC Investment Corp., and CoreWest Banc Inc. (jointly and severally, each a "Borrower") and PaineWebber Real Estate Securities Inc. ("PWRES"). Section and subsection references herein relate to the subsections of the Agreement.

       6.7A     Net Worth of [IMCC]

                  (i)     Net Worth:                               $____________

                 (ii)     Minimum Net Worth required
                          under subsection A of Section 6.7:       $____________

                (iii)     Difference between (i) and (ii):         $____________

       6.7B     Indebtedness Ratio of [IMCC]

                 (i)      Total Liabilities:                       $____________

                (ii)      Total Net Worth:                         $____________

               (iii)      Maximum Ratio of Total Liabilities
                          to Total Net Worth required
                          under subsection B of Section 6.7:                ____

                (iv)      Actual ratio (i):(ii)         _______:______

                                                                       EXHIBIT B

                                 PROMISSORY NOTE

$400,000,000_____________                                     New York, New York
                                                       Dated:  February 28, 1997

                  FOR VALUE RECEIVED, the undersigned IMC Mortgage Company, a Florida corporation, IMC Corporation of America, a Delaware corporation, Industry Mortgage Company, LP, a Delaware limited partnership, IMC Investment Corp., an Illinois corporation and CoreWest Banc Inc., a California corporation, each having its principal place of business at 3450 Bushwood Park Drive, Tampa Bay, Florida 33618 (jointly and severally, each a "Borrower" and collectively "Borrowers"), promise to pay to the order of PAINE WEBBER REAL ESTATE SECURITIES INC., a Delaware corporation, with its principal office at 1285 Avenue of the Americas, New York, New York 10019 ("Lender"), at Lender's principal office or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of FOUR HUNDRED MILLION DOLLARS ($400,000,000) or (ii) the sum of the unpaid principal amounts of the advances ("Advances") made by Lender to Borrower and recorded on any of the "Advance Schedules" attached hereto, plus interest, as provided herein.

                  As used herein or in the Advance Schedules attached to the Note, the following terms shall have the following meanings:

         "Advance Date" means any date on which an Advance is made by Lender to Borrower.

         "Business Day" means any day other than (A) a Saturday, Sunday or other day on which banks located in the City of New York, New York are authorized or obligated by law or executive order to be closed, or (B) any other day on which Lender is closed for business, seven days notice of which shall be given by Lender to Borrower.

         "Interest Determination Date" means, with respect to any Advance, the date(s) set forth in the related Advance Request Confirmation; provided, however, that any such date(s) shall be either (i) the related Advance Date, or (ii) the related Advance Date and thereafter each successive Interest Payment Date.

         "Interest Payment Date" means, with respect to any Advance, the applicable date(s) set forth in the related Advance Request Confirmation; provided, however, that the final Interest Payment Date shall be on the related Advance Maturity Date.

         "Interest Period" means, with respect to any Advance, the period from (and including) an Interest Payment Date to (but excluding) the immediately succeeding Interest Payment Date; provided, however, that the first Interest Period of any Advance shall commence on (and include) the related Advance Date and continue until (but exclude) the first Interest Payment Date.

         "Interest Rate" means, with respect to any Advance, the rate at which such Advance shall bear interest on the unpaid principal thereof, which rate shall be set forth in the related Advance Request Confirmation.

         "LIBOR" means, unless otherwise agreed to by the parties hereto pursuant to an Advance Request Confirmation, the London interbank offered rate for one-month U.S. Dollar deposits as it appears on page five of the Telerate screen at or about 9:00 a.m. (New York City time) on the related Interest Determination Date.

                  Borrower shall pay to Lender interest on each Advance from time to time outstanding at a rate per annum equal to that rate set forth in the "Interest Rate" column on the applicable Advance Schedule attached hereto (the "Interest Rate"). Each Advance shall bear interest on the unpaid principal amount thereof from and including the Advance Date through maturity, whether by acceleration or otherwise.

                  With respect to each Advance, Borrower shall pay to Lender (i) on each Interest Payment Date, in full, the accrued and unpaid interest on such Advance and (ii) on the date set forth in the "Advance Maturity Date" column of the applicable Advance Schedule attached hereto (the "Advance Maturity Date"), in full, the outstanding principal amount of such Advance.

                  All Advances made by Lender hereunder and all payments made on account of the principal hereof shall be recorded by Lender on the Advance Schedules attached to this Note (provided that any failure by Lender to make any such notation on such Advance Schedules shall not affect the obligations of Borrower hereunder).

                  If any amount due hereunder is not paid when due (whether at stated maturity, by acceleration or otherwise) a rate per annum during the period commencing on the due date until such amount is paid in full equal to 300 basis points above the otherwise applicable rate, to the extent permitted by applicable law, shall be imposed on said amount.

                  Interest shall be computed for the actual number of days elapsed on the basis of a 360-day year. In no event shall interest be chargeable or collectible hereunder in excess of the maximum lawful rate under applicable law.

                  Borrower promises to pay the holder hereof all reasonable costs and expenses of collection of this Note and to pay all reasonable attorney's fees incurred in such collection or in any suit or action to collect this Note and any appeal thereof.

                  The provisions of this Note shall inure to the benefit of Lender and its successors and assigns and be binding on Borrower and its successors and assigns. This Note shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, performance and validity. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. No failure or delays by Lender in the exercise of any power or right under this Note shall operate as a waiver thereof, and no exercise or waiver of any single power or right, or the partial exercise thereof, shall affect Lender's rights with respect to any and all other rights and powers.

                  Borrower hereby irrevocably consents and submits to the nonexclusive jurisdiction and venue of any State or Federal Court sitting in New York County over any action or proceeding arising out of or relating to this Note or any document or instrument delivered in connection herewith, and Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal Court. Borrower waives any objection to any action or proceeding in any State or Federal Court sitting in New York County on the basis of forum non conveniens. Borrower hereby waives the right to trial by jury, rights of set-off and rights to interpose counterclaims of any nature, except for compulsory counterclaims. Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Borrower further agrees that any action or proceeding brought against Lender shall be brought only in any State or Federal Court sitting in New York County. Borrower further agrees that in Lender's discretion, it may serve legal process in any other manner permitted by law and may bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction.

                  The   unenforceability  or  invalidity  of  any  provision  or
provisions of this Note shall not render any other provision or provisions herein contained unenforceable or invalid.

                  The Borrowers agree to be jointly and severally liable for the obligations of each Borrower hereunder and all representations, warranties, covenants and agreements made by or on behalf of any Borrower in this Note or any other document, instrument or certificate delivered pursuant hereto shall be deemed to have been made by each Borrower, jointly and severally. The joint and several obligations of each of IMCC, IMCA, IMC LP, IMCI and CWB hereunder are absolute, unconditional, irrevocable, present and continuing and, with respect to any obligation to Lender, is a guaranty of performance of such obligation and is in no way conditional or contingent upon the continued existence of any Borrower and is not and will not be subject to any setoffs by any Borrower. Any notice or other communication provided to one Borrower pursuant to this Agreement shall be deemed to have been given to all Borrowers and failure to be sent any notice or communication contemplated hereby shall not relieve a Borrower from its joint and several liability for the Obligations of any other Borrower hereunder.

                  This Note cannot be amended, modified or changed in any way except by a written instrument executed by Borrower and Lender.

                                IMC MORTGAGE COMPANY

                                By: _________________________________________

                                Name: _______________________________________

                                Title: ______________________________________

                                IMC CORPORATION OF AMERICA

                                By: _________________________________________

                                Name: _______________________________________

                                Title: ______________________________________

                                INDUSTRY MORTGAGE COMPANY, LP

                                By: _________________________________________

                                Name: _______________________________________

                                Title: ______________________________________

                                IMC INVESTMENT CORPORATION

                                By: _________________________________________

                                Name: _______________________________________

                                Title: ______________________________________

                                COREWEST BANC INC.

                                By: _________________________________________

                                Name: _______________________________________

                                Title: ______________________________________

State of _________________                           )
                                                     ):ss
County of ________________                           )

                  On this ________ day of ________, 1997, before me personally appeared ___________________________ to me known who, being duly sworn did depose and say that he/she is the of ____________, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal and that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                                 ---------------------------
                                                        Notary Public

                                   ADVANCE SCHEDULE


                                                                                                          [TYPE OF ELIGIBLE ASSET]

                                                                    ADVANCE MATURITY           PRINCIPAL AMOUNT
            BORROWER                    ADVANCE DATE                       DATE                   OF ADVANCE         INTEREST RATE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------



                                                                       EXHIBIT C

                         FORM OF INCUMBENCY CERTIFICATE

                                  ------------

                             Secretary's Certificate

                  I,  ____________________________________________, Secretary of
________________________________, A __________________________  corporation (the
"Company"), DO HEREBY CERTIFY as follows:

                           The below-named persons have been duly elected, have duly qualified and at all subsequent times to and including the date hereof, have been officers of the Company, holding the office set opposite their names, and the signature below set opposite their names are genuine signatures or true facsimiles thereof:

       Name                      Office                    Signature

--------------------      --------------------       -------------------

--------------------      --------------------       -------------------


                           Attached hereto as Exhibit A is a true and correct copy of the By-Laws of the Company in effect as of ___________, and at all subsequent times to and including the date hereof.

                           Attached hereto as Exhibit B is a true and correct copy of the resolutions of the Board of Directors of the Company adopted on __________.

                  IN WITNESS WHEREOF I have hereunto set my hand and affixed the seal of the Corporation this ___ day of _______, 199_.

                                                      -----------------------
                                                            Secretary

                                                                       EXHIBIT D

                        BORROWER'S OFFICER'S CERTIFICATE

                  I, ________________________, hereby certify that I am the duly elected ______________ of ____________________________________, a ___________
corporation (the "Borrower"), and further certify, on behalf of Borrower as follows:

                  1. Attached hereto as Attachment I are a true and correct copy of the Articles and By-laws of Borrower as are in full force and effect on the date hereof. No event has occurred since ___________________, 199__ which has affected the good standing of Borrower under the laws of _______________________.

                  2.  No  proceedings   looking   toward  merger,   liquidation,
         dissolution or bankruptcy of Borrower are pending or contemplated.

                  3. Each person who, as an officer or attorney-in-fact of Borrower, signed (a) the Loan and Security Agreement (the "Agreement"), dated as of February 28, 1997, between Borrower and Paine Webber Real Estate Securities Inc. (the "Lender"); and (b) any other document delivered prior hereto or on the date hereof in connection with the Agreement was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of Borrower on ________________, 199_ (the "Resolutions") with respect to the authorization and approval of the transactions contemplated in the Agreement; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

                  5. All of the representations and warranties of Borrower contained in Section 2.1 of the Agreement were true and correct in all material respects as of the date of the Agreement and are true and correct in all material respects as of the date hereof.

                  6. Borrower has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied pursuant to the Agreement.

                  All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Buyer.

Dated: _______________

         [Seal]
                                              __________________________________


                                              By: ______________________________

                                              Name: ____________________________

                                              Title: ___________________________

                  I, ________________________, Secretary of ____________, hereby certify that _________________________ is the duly elected, qualified and acting ____________ of Borrower and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: ________________

         [Seal]

                                                  -----------------------------


                                                  By: __________________________

                                                  Name: ________________________

                                                  Title: _______________________

                                                                     Exhibit E-1

                           FORM OF REQUEST OF ADVANCE

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019
Attention:  Mr. George Mangiaracina
Facsimile:  (212) 265-3881

         Pursuant to the Loan and Security Agreement, dated February 28, 1997, between you, and the undersigned (as amended from time to time, the "Agreement"), the undersigned hereby gives notice of its request to borrow from you an Advance, and, in connection therewith, sets forth below the following information (each capitalized term used herein shall have the meaning specified therefor in the Agreement):

1. The type of Eligible Asset for the requested Advance is ______________.

2. The principal amount of the requested Advance is $____________________.

3. The Advance Date of the requested Advance is _________________, 199_.

4. The Advance Maturity Date of the requested Advance is _____________ , 199_.

5. The Interest Payment Date(s) for the requested Advance is/are  _______, 199_.

6. The Interest Determination Date(s) for the requested Advance is/are __, 199_.

7. The applicable Interest Rate as of the Advance Date for such Advance(s) is/are _____%.

         The undersigned hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of any Advance requested herein, before and after giving effect thereto: (a) each of the representations and warranties contained in the Agreement are true and correct in all material respects, (b) no Event of Default or Potential Event of Default has occurred and is continuing, and (c) Borrower has satisfied all of the conditions precedent in Sections 4.1 and 4.2 of the Agreement.

         The Advance amount should be disbursed as follows:

                   [Wire transfer instructions to be inserted]

______________________________, as Borrower

By:_________________________________

Name: ______________________________

Title: _____________________________

Date: ______________________________, 199_

                                                                     Exhibit E-2

                      FORM OF ADVANCE REQUEST CONFIRMATION

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019
Attention:  Mr. George Mangiaracina
Facsimile:  (212) 265-3881

         Pursuant to the Loan and Security Agreement, dated February 28, 1997, between you, and the undersigned (as amended from time to time, the "Agreement"), the undersigned hereby gives notice of its request to borrow from you an Advance, and, in connection therewith, sets forth below the following information (each capitalized term used herein shall have the meaning specified therefor in the Agreement):

1.  The type of Eligible Asset for the requested Advance is_______________.

2.  The principal amount of the requested Advance is $ _________________ .

3.  The Advance Date of the requested Advance is _________________ , 199_.

4.  The Advance Maturity Date of the requested Advance is _____________ , 199_.

5. The Interest Payment Date(s) for the requested Advance is/are __________, 199_.

6. The Interest Determination Date(s) for the requested Advance is/are _________, 199_.

7. The applicable Interest Rate as of the Advance Date for such Advance(s) is/are _____%.

         The undersigned hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of any Advance requested herein, before and after giving effect thereto: (a) each of the representations and warranties contained in the Agreement are true and correct in all material respects, (b) no Event of Default or Potential Event of Default has occurred and is continuing, and (c) Borrower has satisfied all of the conditions precedent in Sections 4.1 and 4.2 of the Agreement.

         The Advance amount should be disbursed as follows:

                   [Wire transfer instructions to be inserted]

______________________________, as Borrower

By: _______________________________

Name: _____________________________

Title: ____________________________

Date: ________________________, 199_

AGREED AND ACCEPTED (pursuant to the terms specified below) BY:
PAINE WEBBER REAL ESTATE SECURITIES INC., as Lender

By: _____________________________________

Name: ___________________________________

Title: __________________________________

Date: ______________________________, 199_

         1.       The type of Eligible Asset for this Advance is ______.

         2.       The principal amount of this Advance is $____________.

         3.       The Advance Date of this Advance is ___________, 199_.

         4.       The Advance Maturity Date for this Advance is ________, 199_.

         5. The Interest Payment Date(s) for the requested Advance is/are __________, 199_.

         6. The Interest Determination Date(s) for this Advance is/are _________, 199_.

         7. The applicable Interest Rate for this Advance is ____% (based on an index of ____% for ____ LIBOR plus a spread of ____ basis points).

         8.       The Advance Rate for this Advance is ____% .

         9. The Collateral Value in connection with this Advance, as of the date hereof, is $_____.

                                                                       EXHIBIT F

                   Form Of Lender's Wire Transfer Instructions

                                                                       EXHIBIT G

                          List Of Borrower's Affiliates

                                                                       EXHIBIT H

                     [Form of Opinion of Borrower's Counsel]

[Date]

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York  10019

                  RE: Loan and Security Agreement dated February 28, 1997 (the "Agreement") by and between Paine Webber Real Estate Securities Inc., a Delaware corporation (the "Lender"), and ___________________, a ________
                           corporation (the "Company"), and secured by the "Collateral" (as defined in the Agreement)

Gentlemen:

         We  are  special   counsel  to  the  Company  in  connection  with  the
above-referenced Agreement. Each capitalized term used herein shall have the meaning specified in the Agreement. We are of the opinion that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the full legal power and authority to own its property and to carry on its business as currently conducted.

         2. The Company has the power and authority to execute, deliver and perform the Agreement, the Note and the applicable UCC financing statements (collectively, the "Loan Documents"). The execution, delivery and performance of the Loan Documents by the Company, including without limitation, the Advances under the Agreement and the pledge of the Collateral, have been duly and validly authorized by all necessary actions on the part of the Company.

         3. The Loan Documents have been duly executed and delivered by the Company. The Loan Documents constitute the legal, valid and binding obligations of the Company and are enforceable in accordance with their respective terms against the Company.

         4. Upon delivery to the Lender or its designee of the Collateral, the Lender will have a valid and perfected first priority security interest therein.

         Very truly yours,

         [Borrower's Counsel]

                                                                       EXHIBIT I

                           BORROWER ADDITION AGREEMENT

         Reference is made to the Loan Agreement dated as of February 28, 1997 (as amended from time, the "Loan Agreement") by and among IMC CORPORATION OF AMERICA, INDUSTRY MORTGAGE COMPANY, L.P., IMC INVESTMENT CORP. and COREWEST BANC, INC. (jointly and severally, each a "Borrower" and collectively "Borrowers"), PAINE WEBBER REAL ESTATE SECURITIES INC. ("Lender"), such other "Borrowers" (as defined therein) which may from time to time become a party thereto. Capitalized terms not defined herein have the respective meanings assigned thereto in the Loan Agreement.

         By their signatures below, _____________, Lender and Borrowers agree that effective as of ___________ __, 199_, ______________ will become a
"Borrower" under the Loan Agreement with all the rights and obligations of a Borrower thereunder on and after such date.

         IN WITNESS WHEREOF, the parties have signed this Borrower Addition Agreement as of _____________ __, 1997.


                                           IMC MORTGAGE COMPANY

                                           By:________________________________
                                              Name:
                                              Title:

                                           IMC CORPORATION OF AMERICA

                                           By: ________________________________
                                               Name:
                                               Title:

                                           INDUSTRY MORTGAGE COMPANY, L.P.

                                           By: ________________________________
                                               Name:
                                               Title:

                                           IMC INVESTMENT CORP.

                                           By:_____________________________
                                              Name:
                                              Title:

                                           COREWEST BANC, INC.

                                           By: ________________________________
                                               Name:
                                               Title:

                                           PAINE WEBBER REAL ESTATE
                                             SECURITIES INC.

                                           By: ________________________________
                                               Name:
                                               Title: